UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 10, 2012
________________________________

Znomics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-136372	52-2340974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Carlson Parkway, Suite 103
Minneapolis, MN  55305
 (Address of principal executive offices, including zip code)

(952) 253-6032
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement with iScience Interventional Corporation

On September 10, 2012, Znomics, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with iScience Interventional Corporation (“iScience”), a privately held company incorporated in Delaware, and IZ Merger Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub, subject to certain conditions contained in the Merger Agreement, will merge with and into iScience and iScience will become a wholly-owned subsidiary of the Company (the “Merger”).  Upon completion of the Merger, each outstanding share of iScience common stock, and each security convertible into iScience common stock, will automatically convert into the right to receive a number of shares of the Company’s common stock, or, as applicable, securities convertible into the Company’s common stock, such that, after giving effect to the Merger, the holders of iScience capital stock immediately prior to the Merger will hold, in the aggregate, 97.5% of the total number of shares of the Company’s common stock on a fully-diluted basis.

iScience is a medical device company that specializes in the research, development, manufacturing and commercialization of micron-sized catheters and access devices. Its technology is used in site-specific treatments for sight threatening diseases of the eye. The novelty of its technology is that it enables access to key structures within the eye that have previously been inaccessible. These complex access devices are only the size of several human hairs (250-400 microns in diameter) and can deliver devices, drugs and biologics directly to the site of compromised or diseased structures within the front and the back of the eye. iScience’s products are enabling treatments for multiple ophthalmic sight-threatening diseases, such as open angle glaucoma, geographic atrophy, diabetic macular edema, diabetic retinopathy, retinal vein occlusion and uveitis. Clinical trials demonstrate that these innovative site-specific treatments have the potential to achieve unprecedented improvements in clinical outcomes for patients with sight-threatening diseases.  Upon completion of the Merger, the Company will adopt, and thereafter be engaged in, the business of iScience.

Conditions to the Merger

Pursuant to the Merger Agreement, the Company agreed to reincorporate under Delaware law and combine its outstanding common stock at a ratio to be determined with the consent of iScience. In addition, the Company agreed that it will effect amendments to the outstanding Secured Promissory Notes, which were issued on June 1, 2011, June 1, 2012 and August 22, 2012 and have an aggregate principal amount of $125,000 (the “Company Notes”), in order to eliminate the security interest granted by the Company thereunder and to extend the repayment of such notes until the earlier to occur of (i) the closing of the Merger, provided iScience raises at least $12 million in equity financing at such time, (ii) the closing of the Company’s next equity financing completed after the Merger, provided that the aggregate gross proceeds from such financing, together with the proceeds from any financing completed by iScience after the execution of the Merger Agreement are at least $14 million, or (iii) the fourth anniversary of the closing date of the Merger. The Company has also agreed to terminate its Engagement Agreement and its Registration Rights Agreement, each dated February 10, 2010, with Cherry Tree & Associates, LLC (“Cherry Tree”), or certain individuals and entities who have relationships with Cherry Tree.

The Merger Agreement contains customary representations and warranties by Znomics and iScience with respect to their businesses and the transactions contemplated by the Merger Agreement.  Closing of the Merger is conditioned on, among other things, accuracy of such representations and warranties, approval thereof by the requisite number of iScience stockholders and holders of no more than two percent of the iScience voting stock exercising their appraisal rights under Delaware law.  In addition, the closing of the Merger is conditioned on iScience having received at least $8.0 million in gross proceeds, and at least $6.7 million dollars in net proceeds, in connection with an equity financing, and on a recapitalization by iScience of all its outstanding capital stock and conversion of certain convertible securities into shares of iScience common stock. The Merger Agreement may be terminated for certain reasons, including by either party if the closing thereof does not occur prior to November 15, 2012.  The Merger Agreement also contains other customary terms and provisions as are common in similar agreements.

Other Information

A copy of the Merger Agreement is attached hereto as Exhibit 2.1. The description of the Merger Agreement herein is not complete and is qualified by the terms of the full text of such agreement attached hereto and the terms thereof are incorporated herein by reference thereto.

The representations made by the Company and iScience in the Merger Agreement were made as of the date thereof in connection with negotiating the contract, are subject to qualifications and limitations agreed to by the parties, may have been used for purposes of allocating risk between the parties rather than for the purpose of establishing matters as facts, and should not be relied upon as though such representations were made to any security holders of the Company or iScience.

None of the securities issued by the Company in the Merger or by iScience in any contemplated equity financing will be or have been registered under the Securities Act. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

2.1	Agreement and Plan of Merger dated September 10, 2012, among Znomics, Inc., iScience Interventional Corporation and IZ Merger Corp.*

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 10, 2012

ZNOMICS, INC.

/s/ David G. Latzke
David G. Latzke Chief Financial Officer

EXHIBIT INDEX

Znomics, Inc.
Form 8-K Current Report

Exhibit
Number	Description
2.1	Agreement and Plan of Merger dated September 10, 2012, among Znomics, Inc., iScience Interventional Corporation and IZ Merger Corp.*
* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.